Exhibit 99.2

              Certification Pursuant to Section 1350 of Chapter 63
                of Title 18 of the United States Code as adopted
             Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

         I, Curtis W. Cariddi, the Chief Financial Officer of ML-Lee Acquisition Fund (Retirement Accounts) II, L.P. (the "Registrant"), certify that (i) the Form 10-K of the Registrant for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




By:      /s/ Curtis W. Cariddi
   --------------------------------------------------
           Curtis W. Cariddi
           Treasurer, ML Mezzanine II Inc.


Dated:     March 31, 2003







A signed original of this written statement required by Section 906 has been provided to ML-Lee Acquisition Fund (Retirement Accounts) II, L.P. and will be retained by ML-Lee Acquisition Fund (Retirement Accounts) II, L.P. and furnished to the Securities and Exchange Commission or its staff upon request.